                                                                   EXHIBIT 10.12


                              Project No: .... GRA01530..........

                              R&D START GRANT DEED
INDUSTRY

RESEARCH AND

DEVELOPMENT

BOARD                         PARTICULAR CONDITIONS
                              ---------------------

PARTIES

THE BOARD                   INDUSTRY RESEARCH AND DEVELOPMENT BOARD on
                            behalf of the Commonwealth of Australia

- postal address            Mr A B Baker
                            Regional Director NSW
                            AusIndustry
                            GPO Box 9839
                            Sydney NSW 2001

- street address            Mr A B Baker
                            Regional Director NSW
                            AusIndustry
                            Level 17, MSB Tower
                            207 Kent Street
                            Sydney NSW 2000

THE GRANTEE                 Chip Application Technologies Limited

- ACN                       ACN 057 883 333

- postal address            Level 4, Ballarat House
                            68 Wentworth Avenue
                            Surry Hills
                            NSW 2010

- street address            Level 4, Ballarat House
                            68 Wentworth Avenue
                            Surry Hills
                            NSW 2010


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                                                                               2


OPERATIVE PROVISIONS

This Grant is made under the R&D Start Program to the Grantee respect of the Project described in schedule 1. The Grant is made on the terms and conditions contained in this deed, which incorporates the GENERAL CONDITIONS applying to R&D Start Program grants as at 1 September 1998, as modified by the Special Conditions in schedule 6.

The Grantee acknowledges receipt of a copy of the General Conditions.

If there is an inconsistency between these Particular Conditions and the General Conditions these Particular Conditions prevail to the extent of the inconsistency.


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                                                                               3

ACCEPTANCE OF TERMS


EXECUTED AS A DEED

Date of deed: 17th February 2000

BOARD


SIGNED, SEALED AND
DELIVERED on behalf of the
COMMONWEALTH OF
AUSTRALIA By A B Baker a delegate
of the INDUSTRY RESEARCH AND
DEVELOPMENT BOARD in the
presence of:

/s/  M. CHENG
-----------------------------------------
Signature of witness                         /s/  [SIGNATURE ILLEGIBLE]
M Cheng                                      -----------------------------------


-----------------------------------------
Name Of Witness (block letters)

Level 17, 207 Kew Street, Sydney, ???
-----------------------------------------
Address of witness

Customer Service Manager
-----------------------------------------
Occupation of witness


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                                                                               4

GRANTEE

SIGNED, SEALED AND
DELIVERED by CHIP APPLICATION                       [COMMON SEAL LOGO]
TECHNOLOGIES LIMITED ACN 057 883
333 whose COMMON SEAL is
affixed in accordance with its Articles
of Association in the presence of

/s/ DAVID C. MAC SMITH                       /s/ JOHN WEIHEN
-----------------------------------          -----------------------------------
Signature of director                        Signature of secretary
                                             (director/secretary)

David C. Mac Smith                           John Weihen
-----------------------------------          -----------------------------------
Name of director (block letters)             Name of secretary (block letters)

58 View Street                               17 Bayswater Road
[Illegible]                                  Lindfield, NSW
-----------------------------------          -----------------------------------
Address of director                          Address of director/secretary


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

                                                                               5


SCHEDULES

SCHEDULE 1                             PROJECT SUMMARY

SCHEDULE 2                             REFERENCE SCHEDULE

SCHEDULE 3                             PROJECT BUDGET

SCHEDULE 4                             FUNDING OF PROJECT AND PAYMENT DATES

SCHEDULE 5                             REPORTING REQUIREMENTS

SCHEDULE 6                             SPECIAL CONDITIONS

SCHEDULE 7                             COMMERCIALISATION STRATEGY

SCHEDULE 8                             REPAYMENT OF REPAYABLE CONTRIBUTION
                                       UNDER START PREMIUM


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                                                                               6


SCHEDULE 1 - PROJECT SUMMARY

1.1    PROJECT TITLE Internet Capable Multi Application Smartcard System

1.2    PROJECT REFERENCE NUMBER GRA 01530

1.3    PROJECT DURATION 18 months

Agreed Start Date 23 July 1999

Agreed Completion Date 31 December 2000

1.4 PROJECT DESCRIPTION

This project researches and develops systems for a multi application smartcard scheme that operates in the internet and real world domains. It enables cardholders to use the same smartcard on the Internet as they use in day to day store transactions. Functions such as electronic purse, loyalty tickets, membership and access are available seamlessly to the customer wherever they are. Merchants can maximise their brand awareness and link their customers whether they are on-line or in-store. This expands the merchant's marketing possibilities and increases benefits to their customers.

1.5 COMPANY TURNOVER

- Grantee and Related Bodies Corporate have a combined turnover of less than $50 million in each Relevant Year--Core Start


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                                                                               7


1.6 MAJOR ACTIVITIES


                                                                                   Activity
                                                                    Finish         Eligible
                 Major Activity                     Start Date       Date        Expenditure $
                 --------------                     ----------      ------       -------------

1   Proof of concept model research                    [*]            [*]             [*]

2   System architecture design;                        [*]            [*]             [*]

3   Phase 1 Product Development, Integration &         [*]            [*]             [*]
    Testing

4   Phase 2 Product Development, Integration &         [*]            [*]             [*]
    Testing

5   In house trials                                    [*]            [*]             [*]

6   Beta site trials                                   [*]            [*]             [*]

                                                                    Total             [*]


                                    Version 2


An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.
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                                                                               8


1.7 MAJOR MILESTONES


                                                                          Milestone
                                                                          Eligible
                                                       Achievement        Cumulative
                    Major Milestone                        Date          Expenditure $
                    ---------------                    -----------       -------------
1       Demonstrable Proof of Concept model                [*]               [*]

2       System design documentation complete:              [*]               [*]
        - functional specification
        - high level design documentation

3       Phase 1 Products Development complete:             [*]               [*]
        - Java Card applets and card creation,
        - POS terminal integration,
        - Web enquiries for members and
          merchants,

        - Web transactions for members.

4       Phase 2 Products Development complete:             [*]               [*]
        - Merchant maintenance via web
        - Online customer database product,
        - Online member POS transactions,
        - Online member internet enquiries and
          transactions.

5       In house Trials complete:                          [*]               [*]
        - Phase 1 and phase 2 demonstrations plus
          evaluation reports

6       Beta site Trials complete:                         [*]               [*]
        - Phase 1 and phase 2 installations
          complete plus evaluation reports


                                    Version 2

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confidential treatment filed separately with the Securities and Exchange
Commission.

1.8 MAJOR ACTIVITIES


1. PROOF OF CONCEPT MODEL

The major activities for this part of the project include;

- Development of a Functional Requirement Specification detailing the required functionality of the final system.

-      Research of the likely approaches to implement requirements,

- Develop functional prototypes to demonstration standard for the Web Enquiries, Web transactions and PDA (Personal Digital Assistants) products.

-      Evaluate the effectiveness and update Functional Requirements as needed.

- Demonstrate prototypes to key potential clients and enhance specifications according to market feedback.


2. SYSTEM ARCHITECTURE DESIGN

The prime activities here are to;

- Refine the Functional Requirements Specification so it can be used as the source document for project plans and test plans.

- Design the system architecture to ensure interoperability between products and adequate security.

-    Generate high level designs of the software for each product.

PHASE 1 PRODUCT DEVELOPMENT, INTEGRATION & TEST

Phase 1 of the Product Development activities includes software and system development, integration and testing of the following products;

-      Java Card applets and card creation process.

-      Point of Sale terminal integration.

-      Web enquiries for members and merchants.

-      Web transactions for members.



PHASE 2 PRODUCT DEVELOPMENT, INTEGRATION & TEST

Phase 2 of the Product Development activities includes software and system development, integration and testing of the following products;

-      Merchant maintenance of their application programs via the web.

-      Online customer database.

-      Online member point of sale transactions.


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                                                                              10

-      Online member internet enquiries and transactions.


IN HOUSE TRIALS

The activities for in house trials include;

- Installation of phase 1 products in house at arms length from the development team.

- Testing the individual products by setting up a simulated environment and exercising the product with life like operational activity.

BETA TRIALS

Beta trials of the various products include the following activities;

-      Installation of the products at a friendly Beta site.

- Operation of the products by people not involved in the development of the products.

- Evaluation of the products to assess usability and functional completeness.

1.9 INELIGIBLE ASSOCIATED WORK

The majority of ineligible work is associated with bringing the products to the marketplace. This includes;

- Marketing documentation, sales force training, trade show presentations and sales campaigns.

- Enhancements to the existing system patents and their registration in other countries,


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                                                                              11

Schedule 2 - Reference Schedule

2.1 TYPE OF GRANT

Core Start

2.2 GRANT

A maximum amount of $860,150

2.3 GRANT PERCENTAGE
50%

2.4 REPAYABLE CONTRIBUTION (IF ANY).
0 %

2.5 INTEREST RATE

7.7 % (FIXED RATE), but for any period that the bank variable small business loan rate set out in Table F4 (Indicator Lending Rates) published in the Reserve Bank Bulletin (FLOATING RATE) is less than the Fixed Rate, the Interest Rate will be the Floating Rate from time to time during that period.

If the Floating Rate index referred to above is no longer published, the Floating Rate will reflect another index determined by the Commonwealth.


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                                                                              12


2.6 ADDRESSES FOR SERVICE OF NOTICES

                                    COMMONWEALTH
                                    Regional Director NSW
                                    Ausindustry
                                    GPO Box 9839
                                    Sydney NSW 2001
                                    Facsimile: (02) 9252 3652

                                    GRANTEE
                                    Project Manager: Mark Hallinan
                                    Address: Level 4 Ballarat House
                                    68 Wentworth Avenue
                                    Surry Hills
                                    NSW 2010
                                    Facsimile: 02 9281 1242


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

SCHEDULE 3 - PROJECT BUDGET

3. 1 SUMMARY OF PROJECT ELIGIBLE EXPENDITURE

                                          ESTIMATED EXPENDITURE
                                                    $
                                       --------------------------        TOTAL
    HEAD OF EXPENDITURE                  99-00             00-01           $
    -------------------                ---------          -------     ----------
R&D Salary Expenditure                    [*]               [*]          [*]

Contract Expenditure                      [*]               [*]          [*]

Plant Expenditure                         [*]               [*]          [*]

Prototype Expenditure                     [*]               [*]          [*]

Other Expenditure                         [*]               [*]          [*]

PROJECT ELIGIBLE EXPENDITURE              [*]               [*]          [*]


3. 2 GLOBAL BUDGET

                                          ESTIMATED EXPENDITURE
                                                    $
                                       --------------------------        TOTAL
                                         99-00             00-01           $
                                       ---------          -------     ----------
Project Eligible Expenditure              [*]               [*]           [*]

Project Ineligible Expenditure            [*]               [*]           [*]

TOTAL PROJECT COST                        [*]               [*]           [*]



An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 4 - FUNDING OF PROJECT AND PAYMENT DATES

4. 1 PROJECT FUNDING

       CONTRIBUTION
           SOURCE                      99-00             00-01        TOTAL
       ------------                  ---------          -------     ---------
R&D Start Grant                         [*]               [*]          [*]

Grantee                                 [*]               [*]          [*]

TOTAL PROJECT EXPENDITURE               [*]               [*]          [*]

Note: The amount to be paid by the Commonwealth to the Grantee under this deed will not exceed the Grant Percentage of Eligible Expenditure incurred on the Project. At any stage of the Project the Grantee must contribute towards the Eligible Expenditure an amount which equals or exceeds the Grant Percentage and must pay for 100% of the ineligible expenditure of the Project.

4.2 INITIAL GRANT PAYMENT

4.2.1  The initial Grant payment will be the total of:

       (a) the Grant Percentage of Eligible Expenditure incurred between the date of the Application and the last day of the quarter immediately before the quarter in which this deed is executed (if any); and

       (b) the Grant Percentage of Eligible Expenditure for the quarter in which this deed is executed set out in the Budget approved under clause 4.15.

4.2.2  The Commonwealth must make the initial Grant payment on the later of:

       (a)    30 days of the date of this deed; and

       (b) if the initial Grant payment includes a component under item 4.2 1(a), the provision of a Project Progress Report which is accepted as satisfactory by the Commonwealth and, where necessary, an Audited Acquittal Report.

4.2.3  The Commonwealth may pay the component of the initial Grant payment under item 4.2. 1(a) before the time set out in item 4.2.2.

4.3 SUBSEQUENT PAYMENTS

FOR GRANTEES WITH A QUARTERLY REPORTING SCHEDULE

The amount of each subsequent payment will be calculated in accordance with the following:

Quarterly payment =         Total Eligible Expenditure (cumulative) to the end
                            of the quarter which has just been completed, multiplied by the Grant Percentage

Minus                       Total amount of Grant paid to date


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                                       15

Plus Quarterly Budget for the quarter in which the payment is intended to be made, multiplied by the Grant Percentage.


and reduced if necessary to allow for withholding of the Retention Amount given in item 4.5 of schedule 4.


4.4 RETENTION PERCENTAGE

5% of the amount given in 2.2 of schedule 2.

4.5 RETENTION AMOUNT             [*]

The total Retention Amount is withheld from the final payment(s) and the amount will be paid to the Grantee upon satisfactory provision and acceptance of the audited Final Financial Acquittal Report and the End of Project Report.


                                    Version 2

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confidential treatment filed separately with the Securities and Exchange
Commission.

SCHEDULE 5 - REPORTING REQUIREMENTS (CLAUSES 4.8 AND 4.9)

5.1 QUARTERLY REPORTING SCHEDULE

DUE                             REPORTS                         FOR PERIOD
---                             -------                         ----------

  [*]                    Project Progress Report                  [*]

  [*]                    Project Progress Report                  [*]

  [*]                    Draft budget by quarter                  [*]
                         (Clause 4.14)

  [*]                    Project Progress Report                  [*]

  [*]                    Audited Acquittal Report                 [*]


  [*]                    Project Progress Report                  [*]


Within 6 weeks of        End-of Project Report                    N/A
Agreed Completion        Audited Final Financial
Date or termination      Acquittal Report
date

Note: The reporting schedules above represent the preference of the Board. The guiding principle is that larger projects will report more frequently. This also means that they will be paid more frequently (that is, quarterly). During agreement-making, Grantees will indicate their preferred reporting schedule and delete the one which is not applicable. The Commonwealth reserves the right to require a quarterly or half-yearly reporting REGIME from a Grantee.


5.2 REPORTS

PROJECT PROGRESS REPORT

The Project Progress Report is made up of:

1.     The Technical Progress Report;

2.     The Financial Acquittal Report; and

3.     A report on Commercialisation Progress.


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                                       17


1.     The Technical Progress Report must set out:

       (a) progress of the Project (including milestones achieved, progress on Project activities, the expected completion date, and expected progress of the Project for the next reporting period); and

       (b)    any other matters required by the Commonwealth.

2.     The financial Acquittal Report must set out:

       (a)    details:

              (i)    of Eligible Expenditure by the Grantee on the Project;

              (ii)   of other expenditure on the Project;

              (iii) explaining any variation between Eligible Expenditure incurred and budgeted Eligible Expenditure; and

              (iv) of revised budgeted expenditure if the total Eligible Expenditure is expected to change by 20% or more; and

       (b)    any other matters required by the Commonwealth.

3.     The report on Commercialisation Progress must set out:

       (a) progress achieved in the reporting period towards the commercialisation of the Project with reference to the commercialisation strategy in schedule 7 (if any);

       (b) details of domestic and export sales relating directly to the Project;

       (c)    any other matters required by the Commonwealth.


AUDITED ACQUITTAL REPORT

The Audited Acquittal Report means a Financial Acquittal Report which has been audited in accordance with clause 4.10.


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                                       18

SCHEDULE 6 - SPECIAL CONDITIONS

The is no condition specified by the Board at the time of approval



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

SCHEDULE 7 - COMMERCIALISATION STRATEGY (CLAUSE 6)

COMMERCIALISATION

Income generated by the comnmercialisation of this project will arise in two ways The first is by the direct sale of software licences to use the products and systems. The second is by way of revenue derived from Chip Application Technologies (C.A.T.) operating the system and providing clients with bureau services. Software licences for the products the system only extend a right to use. They do not confer any rights to the Intellectual Property or the software source code.

IMPLEMENTATION

As each of the products in this project reaches a commercial standard, it is transferred to the sales and marketing teams who will use the technical documentation and their own marketing material to present the products to prospective customers. Many of these customers have already been approached and have indeed contributed to the definition of the products.

Demonstration sites will be established in Australia and the US. These will be used by the sales teams to demonstrate the complete feature set of the products in a fully functional environment. C.A.T. will market the products in Australia and New Zealand while Catuity Inc. will market them in North America. Catuity Inc. is the US registered parent company of C.A.T.

Catuity Inc. will make use of the reseller network already established in the US by C.A.T. This includes resellers such as IBM and associates such as Visa and FDC.

Clients may wish to run the system themselves, in which case they would purchase an operating software licence. Alternatively they may wish to have C.A.T. run the system, in such cases they would purchase bureau services. In both situations income is derived by charging clients based on the number of cardholders or members and the volume of transactions run by the system. In addition, there is a setup charge to cover installation at the client's site or configuration bureau services.

The majority of clients are expected to use the products for the direct benefit of their own customers. However, a small number may set themselves up as service providers and run the system for other people's customers. Either way, the commercialisation process is progressed and income is generated.

COMPLETION

The income derived from the commercialisation process continues for as long as the clients are using the products. The licences are renewed annually with provisions to adjust the agreements for fees and service charges. Further commercial opportunities present themselves by way of system maintenance fees and consulting charges. In time, the installed systems will be upgraded, providing further income streams from business analysis and software enhancements.


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                                       20

INTELLECTUAL PROPERTY

Chip Application Technologies is the owner of the Intellectual Property for these products and the underlying technology. Australian and New Zealand sales are conducted directly by C.A.T. while Catuity Inc conducts North American and European sales. An agreement exists between C.A.T. and Catuity Inc. allowing Catuity to licence the products to its clients. There is no transfer of IP or source code. These remain the property of C.A.T.

COMMERCIALISATION TIMETABLE

The first products of this project will begin commercialisation early in 2000. As subsequent products are released from development, they also proceed into the commercialisation phase. It is expected that each product will start commercialisation within a matter of weeks of being released from development.

               PRODUCT                             SCHEDULED RELEASE FROM DEVELOPMENT
               -------                             ----------------------------------
Java Card applets and card creation                                 [*]

POS terminal integration,                                           [*]

Web enquiries for members and merchants,                            [*]

Web transactions for members.                                       [*]

Merchant maintenance via web                                        [*]

Online customer database product                                    [*]

Online member POS transactions                                      [*]

Online member internet enquiries and                                [*]

transactions.


The generation of income from software licence sales is expected once prospective clients have finalised their requirements and committed to the product. This process is likely to take upwards of 6 months.


RISKS

A serious marketing risk was the barrier of, not invented here' being imposed by the US marketplace. Marketing to the US through-Catuity Inc. and the US based resellers, has now largely mitigated this problem.

Another potential risk to rapid market take-up centres on possible customisations required to the products. These may come about as a requirement to integrate the products with existing customer systems and processes.
Although standard interfaces have been incorporated into the products and sample clients have been quizzed on their needs, the potential for customisations still exists. Such enhancements could slow the commercialisation process for a particular client, but probably not prevent sales.

There is always a risk that a competing product may overtake us in the marketplace. This risk is best mitigated by being first to market with a good product. Towards that end, the marketing strategy is to release individual products, as they become available over a 12 month period, rather than waiting to collect an entire suite and launching as a single entity.


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                                       21

FAILURE

This project can be deemed a commercialisation failure if the combined income from sales does not exceed development costs plus the marketing costs plus a commercial return on investment.



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                                       22

SCHEDULE 8 - REPAYMENT OF REPAYABLE CONTRIBUTION UNDER START PREMIUM (CLAUSE 13)

                               [ NOT-APPLICABLE ]



                                    Version 2

Industry
Research and                  R&D START GRANT
Development
Board

                               GENERAL CONDITIONS

PROGRAM OBJECTIVES
PROJECT AND GRANT                                                          2
OPERATIVE PROVISIONS:                                                      2
1  Interpretation                                                          2
2  Warranties                                                              8
3  Payment of Grant                                                        8
4  Conduct of Project                                                      9
         Permitted expenditure                                             9
         Project performance                                               9
         Variations                                                        9
         Reporting                                                        10
         Budget of expenditure                                            10
         Bank account                                                     11
         Records to be kept                                               11
         Inspection and audit                                             11
         Other participants                                               12
5  Evaluation                                                             12
6  Commercialisation                                                      12
7  Other Financial Assistance                                             13
8  Acquittal of Grant                                                     13
9  Termination                                                            13
         Limits on Liability                                              14
         Termination by mutual deed                                       14
10  Notices                                                               14
11  Assignment and Protection of Intellectual Property                    15
12  Grantee's and Others Funding Contribution to the Project              15
13  Start Premium: Repayable Contribution                                 15
14  Acknowledgment and Public Statements                                  16
15  Waiver and Variation                                                  16
16  Dispute Resolution                                                    16
17  Governing law and jurisdiction                                        17
18  Term of Deed                                                          17
19  Exercise of Discretions                                               17
20  GST                                                                   17

PROGRAM OBJECTIVES

      The Commonwealth has established the R&D Start Program which aims to:

      (a) increase the number of research and development projects having a high commercial potential that are undertaken by companies;

      (b)   foster greater commercialisation of outcomes of those projects;

      (c) increase the level of research and development activity that is commercialised in Australia; and

      (d)   provide national benefits.

PROJECT AND GRANT

      The Grantee proposes to undertake the Project. The Industry Research and Development Board has awarded the Grant under the R&D Start Program for the Project on the terms and conditions contained in this deed.

      The Grant is made to the Grantee pursuant to the Industry Research and Development Act 1986 (the Act), and the relevant Ministerial Directions issued under sections 19 and 20 of the Act.

OPERATIVE PROVISIONS:

1 INTERPRETATION

      1.1   Unless the contrary intention appears:

            AGREED COMPLETION DATE means the agreed completion date set out in item 1.3 of schedule 1.

            APPLICATION means the application submitted by the Grantee (and, if applicable, other persons) in respect of which the Grant was awarded.

            AUDITED ACQUITTAL REPORT means a Financial Acquittal Report which has been audited in accordance with clause 4. 1 0.

            BUDGET means the budget approved by the Commonwealth from time to time under clause 4.15 and the budget set out in schedule 3.

            CONTROL means control of a corporation through the possession directly or indirectly of the power, whether or not having statutory, legal or equitable rights, directly or indirectly to control more than 50% of the membership of the board of directors of the corporation or more than 50% of the voting shares (as defined in the Corporations Law) of the corporation whether by means of trusts, deeds, arrangements, understandings, practices, the ownership of any interest in shares or stock of that corporation or otherwise.

            CORE START means the program of financial assistance for research and development projects of non-tax exempt companies with turnovers of less than $50 million in each relevant year.

     DEAL WITH means:

         (a) sell, transfer, declare a trust over or otherwise dispose or procure or effect the disposal of, or in any way whatever deal with, any legal or equitable interest in, or any right in respect of, any subject matter; or

         (b) effect a change in the beneficial interest or beneficial unit holding under a trust the trustee of which has an estate or interest in the subject matter.

      ELIGIBLE EXPENDITURE has the meaning given in clause 4(l) of the R&D Start Program Directions No. 1 of 1998 (DIRECTIONS), given under the Act, and the relevant Industry Research and Development Board policies effective at the date of this deed

      ENCUMBRANCE means any Security Interest, notice under sections 218 or 255 of the Income Tax Assessment Act 1936 (or any corresponding section of the Income Tax Assessment Act 1997) or under section 74 of the Sales Tax Assessment Act 1992, profit a prendre, easements restrictive covenant, equity, interest, garnishee order, writ of execution, right of set-off, lease, licence to use or occupy, assignment of income or monetary claim, and any deed to create any of them or allow them to exist.

      END OF PROJECT REPORT means a report in the form and containing the matters required by the Commonwealth.

      EXIT SURVEY FORMS mean questionnaires sent to the Grantee at the end of the Project to learn about its view of the quality of the services rendered to it in respect of the Grant by officers of the Commonwealth during the period of the Project.

      FINANCIAL ACQUITTAL REPORT means a report in the form required by the Commonwealth setting out:

      (a)   expenditure by the, Grantee on the Project;

      (b) a tax invoice showing the GST payable on supplies to the Commonwealth in connection with the project;

      (c) details of input tax credits, if any, to which the Grantee is entitled for creditable acquisitions made by the Grantee in connection with supplies (or deemed supplies) to the Commonwealth in connection with the Project;

      (d) details of adjustment notes, if any, issued to the Grantee in respect of creditable acquisitions made by the Grantee in connection with supplies (or deemed supplies) to the Commonwealth in connection with the Project;

      (e) details of adjustment notes, if any, issued by the Grantee to the Commonwealth in circumstances where the Grantee has previously been issued with one or more adjustment notes in respect of creditable acquisitions made by the Grantee in connection with supplies (or deemed supplies) to the Commonwealth in connection with the Project; and

       (f) any other maters required by the Commonwealth.


      FINAL FINANCIAL ACQUITTAL REPORT means a Financial Acquittal Report required at the end of the Project.

      GRANT means the amount set out in item 2.2 of schedule 2, plus the GST, if any, payable by the Grantee in respect of the supplies (or deemed supplies) made by the Grantee to the Commonwealth in the course of undertaking the project.

      GRANT PERCENTAGE means the percentage of Eligible Expenditure to be paid as a Grant, and:

      (a) in the case of a Grant under Core Start, is an amount not exceeding 50% of Eligible Expenditure;

      (b) in the case of a Grant under Start Plus, is an amount not exceeding 20% of the Eligible Expenditure;

      (c) in the case of a Grant under Core Start and Start Premium is an amount not exceeding 56.25% of the Eligible Expenditure;

      (d) in the case of a Grant under Start Plus and Start Premium is an amount not exceeding 56.25% of the Eligible Expenditure.

      The Grant Percentage is set out in item 2.3 of schedule 2.

      GST means any goods and services tax or similar value added tax imposed pursuant to the A New Tax System (Goods and Services) Tax Act 1999 (Commonwealth) (as amended or regulations made under that Act on a supply (or deemed supply) of any goods, property, service or any other thing.

      INSOLVENCY EVENT means the happening of any of these events:

            (a) an application is made to a court for an order or an order is made that a body corporate be wound up; or

            (b) an application is made to a court for an order appointing a liquidator or provisional liquidator in respect of a body corporate, or one of them is appointed, whether or not under an order; or

            (c) a receiver or receiver and manager is appointed in respect of any part of the property of a body corporate; or

            (d) except to reconstruct or amalgamate while solvent on terms not prejudicial to its obligations and duties under this deed, a body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them; or

         (e) there occurs any event which the Commonwealth considers, with the giving of notice, lapse of time or otherwise, would be or is likely to become, a breach of this deed; or

         (f) a body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms not prejudicial to its obligations and duties under this deed, or is otherwise wound up or dissolved, or

         (g)   a body corporate is or states that it is insolvent; or

         (h) as a result of the operation of section 459F(l) of the Corporations Law, a body corporate is taken to have failed to comply with a statutory demand; or

         (i) a body corporate is, or makes a statement from which it may be reasonably deduced that the body corporate is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Law; or

         (j) a body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to a body corporate; or

         (k) a body corporate sells, or enters into negotiations to sell, sufficient of its assets or resources so that, in the reasonable opinion of the Commonwealth, it is unable to fulfill its obligations under this deed; or

         (1) a body corporate has a writ issued on any part of its assets which would have, in the reasonable opinion of the Commonwealth, a material adverse effect on its undertaking the Project and the body corporate either does not contest the writ in good faith or pay the creditor all amounts owing within 7 days; or

         (m) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

      INTELLECTUAL PROPERTY means statutory and other proprietary rights in respect of trade marks, patents, circuit layouts, copyrights, designs, confidential information, Know-how, plant varieties and all other rights with respect to intellectual property as defined in Article 2 of the July 1967 Convention Establishing the World Intellectual Property Organisation.

      INTEREST RATE means the rate set out in item 2.5(a) of schedule 2.

      KEY PROJECT PERSONNEL means a person or persons engaged for the Project whose technical or scientific skills are crucial to the success of the Project.

      KNOW-HOW means expertise, knowledge, skills, techniques, methods, procedures, ideas and concepts.

      PARTICULAR CONDITIONS means those conditions which are specific to the Grant and the Project, and which are set out in the Schedules to this deed.

      POST-PROJECT REPORT FORMS mean forms to be completed by the Grantee to evaluate whether the objectives of the R&D Start program are being met through the Post-Project performance of grantees.

      PRODUCT means any goods or services the production or supply of which involves the exercise of Project Intellectual Property.

      PROJECT PROGRESS REPORT means a report to be given under clause 4.8, which includes information on financial acquittal, significant changes in budgeted Eligible Expenditure, technical progress of the Project, and progress on commercialisation.

      PROJECT means the project described in schedule 1.

      PROJECT INTELLECTUAL PROPERTY means all Intellectual Property created in the course of the Project including any improvements, inventions or discoveries (whether serendipitous or otherwise) arising out of the conduct of the Project.

      R&D START PROGRAM means the program of business research and development assistance administered under that name by the Commonwealth, through the Industry Research and Development Board.

      RELATED BODY CORPORATE has the same meaning as in the Corporations Law.

      RELEVANT YEAR for a Grantee means:

         (a) if when the Application is made, the Grantee has been incorporated for each of the three years preceding the Year of income in which the Application was made -- each of those years; and

         (b) if when the Application is made, the Grantee has been incorporated for fewer than three Years of income preceding the Year of income in which the application was made -- each of those years in which the Applicant was incorporated.

      REPAYABLE CONTRIBUTION means that part of the Grant which is made under Start Premium, which is:

         (a) that percentage by which the Grant exceeds 50% of the Eligible Expenditure on the Project, where provided in conjunction with Core Start; or

         (b) that percentage by which the Grant exceeds 20% of the Eligible Expenditure on the Project, where provided in conjunction with Start Plus.

        The Repayable Contribution is set out in item 2.4 of schedule 2.

                  SECURITY INTEREST means any bill of sale (as defined in any statute), mortgage, charge, lien, pledge, hypothecation, title retention arrangement, trust or power, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation.

                  START PLUS means the program of financial assistance for research and development projects of non-tax exempt companies with turnover of $50 million or more in one, or more than one, Relevant Year.

                  START PREMIUM means the program of financial assistance:

                        (a) for high merit research and development projects in non tax-exempt companies; and

                        (b)   that is repayable to the Commonwealth.

                  START PREMIUM INTEREST RATE means the rate set out in item 2.5(b) of schedule 2.

                  SUPPLY has the meaning given by the A New, Tax System (Goods and Services) Tax Act 1999 (Cth).

                  TECHNICAL PROGRESS REPORT means a report required as part of the Project Progress Report.

                  YEAR OF INCOME of a Grantee means the period of 12 months to which the income tax returns of the company relate.

      1.2 INCLUDING, INCLUDES and IN PARTICULAR do not limit the words which precede them or to which they refer.

            1.3   Unless the contrary intention appears:

            (a) A PERSON includes a firm, a body corporate, an unincorporated association or an authority;

            (b) a deed, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

            (c) a deed, representation or warranty on the part of two or more persons binds them jointly and severally;

            (d)   the singular includes the plural and vice versa;

            (e) a reference to a statute, ordinance, code or other law includes regulations and other instruments made under it and consolidations, amendments, re-enactments or replacements of any of them; and

            (f) a reference to a financial year means the period beginning on 1 July and ending on 30 June in the following calendar year.

      1.4 Headings are inserted for convenience of reference only and are not to be used in the interpretation of this deed.

      1.5 A reference to a schedule is a reference to a schedule to the Particular Conditions

      2      WARRANTIES

                  2.1    The Grantee warrants that:

                        (a)   the Grantee is:

                               (i) incorporated under a law of the Commonwealth
                                   or a State or Territory; and

                               (ii) not exempt from income tax;

                        (b) the Project consists of research and development activities;

                        (c) it does not have any interests or obligations that conflict with its interests or obligations under this deed;

                        (d) all information it provides to the Commonwealth from time to time (including in the Particular Conditions and the Application) is true and correct;

                        (e) the Grantee, has and will have, at all times, all the necessary rights in respect of the Intellectual Property and all technical information, including but not limited to, all designs, specifications, data, drawings, plans, reports, models, prototypes and other things that will be required to conduct the Project and to commercialise the Project's outcome;

                        (f) the turnover of the Grantee and related companies for each Relevant Year is as stated in item 1.5 of schedule 1,


                        (g) is not aware of any circumstances, which adversely affect or might adversely affect the Grantee's ability to fulfil its obligations under the deed.

                        and the Grantee warrants that the statements set out above are true and correct at the date of this deed, and each day during the term of this deed.

                  2,2 If the Grantee becomes aware of a breach of warranty, the Grantee must immediately notify the Commonwealth of that breach.

      3     PAYMENT OF GRANT

                  3.1 Subject to parliamentary appropriation, the Grant is payable in quarterly or six monthly instalments in accordance with schedule 4.

                  3.2   The Commonwealth is not obliged to make a payment under
\                       clause 3.1 if:

                        (a) any milestone set out in schedule 1 to be completed before the date for payment has not been achieved; or

                        (b) the total of all Grant payments made to date, and the next scheduled Grant payment, would exceed the Grant Percentage of:

                             (i)  the Eligible Expenditure incurred to date;
                                  and

                             (ii) the budgeted Eligible Expenditure for the
                                  next 3 months,
                        as determined by the Commonwealth; or

                        (c) the Grantee is otherwise in default under this deed (including the failure to submit any report); or

                        (d)   the Commonwealth has issued a notice under clause
                              4.11 pending the submission of a satisfactory report; or

                        (e) the Grantee has not provided a Budget which has been approved by the Commonwealth under clause 4.15.

                   3.3 The Commonwealth's determination of the Eligible Expenditure under clause 3.2(b) is final.

        4   CONDUCT OF PROJECT

                  4.1    The Grantee agrees to undertake the Project:

                         (a)  diligently;

                         (b)   in accordance with schedule 1; and
                         (c) in accordance with any representations made in the Application.

        PERMITTED EXPENDITURE

                  4.2 The Grantee must use the Grant solely for the Project and in accordance with the Budget.

      PROJECT PERFORMANCE

                  4.3 The Grantee must notify the Commonwealth if a milestone is not achieved by the date for completion set out in schedule 1. The notice must set out:

                        (a)  the reason for the delay;

                        (b) the Grantee's proposed action to address the delay;

                        (c) the expected date for achievement of the milestone;

                        (d) the expected effect the delay will have on subsequent milestones;

                        (e) the expected effect the delay will have on the Project and the Budget; and

                        (f) Key Project Personnel changes not reported under 4.3(a) of this clause.

                  4.4 Nothing in this clause 4 affects the Commonwealth's rights under clause 3.2 or clause 9.

      VARIATIONS

                  4.5 The Grantee may change or improve its work methods or procedures to achieve efficiency, economy or improved quality. However, the Grantee must not materially change the Project as described in schedule 1 without the Commonwealth's consent.

                  4.6 The Grantee may, by notice to the Commonwealth, propose a variation to the Project, the Budget, the date for achievement of a milestone or completion of the Project or any other variation to the milestones. Any such variation must be either approved or rejected by the Commonwealth within 60 days of receipt from the Grantee.

                  4.7 The Grantee may reallocate expenditure between heads of expenditure listed in the Budget without obtaining the Commonwealth's consent if the total re-allocation from a particular head of expenditure does not exceed 20% of the total allocated to that particular head of expenditure in the Budget. Where the proposed re-allocation will exceed 20% the Grantee must seek approval in writing from the Commonwealth. Any such request must be either approved or rejected by the Commonwealth within 60 days of receipt from the Grantee.

      REPORTING

                  4.8 The Grantee must give the Commonwealth reports in accordance with schedule 5 in the form required by the Commonwealth from time to time.

                  4.9 Within 6 weeks of the Agreed Completion Date, or the date of termination of this deed, whichever is the earlier, the Grantee must give the Commonwealth an End of Project Report and an audited Final Financial Acquittal Report.

                  4.10 A report that is required by this clause 4 to be audited must be audited by a member of the Institute of Chartered Accountants in Australia, or the Society of Certified Practising Accountants, who is not an employee of the Grantee.

                  4.11 If in the Commonwealth's opinion either the form or the content of a report is not adequate for the Commonwealth's purposes, the Commonwealth may require the Grantee to submit a revised report satisfactory to the Commonwealth within 30 days of notice to the Grantee.

                  4.12 Pursuant to clause 5, post-Project reporting is also required of the Grantee.

      BUDGET OF EXPENDITURE

                  4.13   The grantee must give the Commonwealth a draft budget:

                        (a) for the first financial year of the Project, within 30 days of the date of this deed; and

                        (b) for every subsequent financial year of the Project, on July 31 of that year.

                  4.14   The draft budget must:

                        (a)   be in a form approved by the Commonwealth;

                        (b) set out expenditure incurred and proposed to be incurred on the Project for the financial year to which the draft budget relates; and

                        (c) divide expenditure into four quarters (July - September, October - December, January - March, April - June).

                  4.15 The Commonwealth must approve or reject the draft budget within 60 days of receipt from the Grantee.

                  4.16 The Grantee must give the Commonwealth an amended budget within 30 days of receipt of notification from the Commonwealth that the draft budget has been rejected. The amended budget is subject to clause 4.15 and this clause 4.16.

      BANK ACCOUNT

                  4.17 The Grantee must establish a bank account for the sole purpose of handling the Grant and interest on the Grant, and disclose to the Commonwealth within 7 days of request the location and details of that account.

                  4.18 The Grantee must pay all instalments of the Grant into the account and not use the account for any purpose other than the deposit and withdrawal of the Grant and any interest.

      RECORDS TO BE KEPT

                  4.19 The Grantee must keep to the Commonwealth's satisfaction the records (including original receipts and invoices) necessary to provide a complete, detailed record and explanation of;

                         (a)   expenditure by the Grantee on the Project;

                         (b)   Project activities;

                         (c)   the technical progress of the Project,

                         (d) any amounts of GST paid by the Grantee in respect of any supply made to the Commonwealth under this deed,

                          and any other records required by the Commonwealth.

                  4.20 Those records must be retained by the Grantee for the term of the deed and at least 3 years following the last payment of the Grant.

      INSPECTION AND AUDIT

                  4.21 The Commonwealth or its auditor may at reasonable times and on reasonable notice enter the Grantee's premises and inspect the records kept by the Grantee, and progress with the Project, to review the Grantee's compliance with this deed.

                  4.22 The Grantee must give the Commonwealth and its auditor all necessary facilities and assistance to enable them to conduct an audit.

                  4.23 In conducting a review under clause 4.2 1, the Commonwealth or its auditor may take copies of any records (books, documents, invoices, receipts and any other papers) that the Commonwealth or the auditor considers relevant to the Project.

                  4.24 The Commonwealth must ensure that it and anyone authorised by it under 4.21 uses confidential information to which they are given access, only for the purposes of this deed and does not disclose or use it for any other purpose unless required by law.

                                       12
      OTHER PARTICIPANTS

                 4.25   The Grantee must require any other participants engaged
                         for tile Project to keep like records to those required to be maintained by the Grantee under clause 4.19 and to give the Commonwealth similar access to their premises and records pertaining to the Project.

      5      EVALUATION

                  5.1 The Grantee must cooperate with any evaluation of the R&D Start Program by the Commonwealth. The Grantee must, if requested by the Commonwealth, provide information and completed survey forms relating to:

                        (a)  the Project; and

                        (b)  the R&D Start Program,

                        during the Project and for five years after the Agreed Completion Date.

                  5.2 The Grantee must comply with a request under clause 5.1 within 28 days of receiving the request.

      6    COMMERCIALISATION

                  6.1 The Grantee must use its best endeavours to commercialise the Project within a reasonable time of completion of the Project.

                  6.2 The Grantee will be taken to have complied with its obligations under clause 6.1 if it has complied with schedule 7 and the conditions (if any) set out in
                        schedule 6 regarding the commercialisation obligations of the Grantee.

                  6.3     If:

                         (a) at any time the Grantee decides that it will not commercialise the Project; or

                         (b) the Grantee has not commercialized the Project in accordance with schedule 7,

                        the Grantee must notify the Commonwealth and give the Commonwealth details of the reasons for making that decision or for not commercialising the Project, as the case may be.

                  6.4 For the purposes of this deed, "commercialise the Project" means to:

                        (a)  manufacture, sell, or hire a product; or

                        (b)  provide a service; or

                        (c)  exploit a process; or

                        (d) license a third party as specified in schedule 7 to do any of paragraph (a), (b) or (c); or

                        (e) otherwise exploit the Project,

                        through a direct or an indirect application of the Project Intellectual Property to obtain a commercial return. Unless specified in schedule 7, to Deal With the Project Intellectual Property under this deed shall not be accepted as a means to "commercialise the Project".

                  6.5 If the Commonwealth receives a notice under clause 6.3, or if the Grantee has not commercialised the Project to the Commonwealth's satisfaction within the time referred to in schedule 7, the Commonwealth may by notice to the Grantee require the Grantee to repay some or all of the Grant paid to the Grantee, together with interest at the Interest Rate. Interest is calculated on daily rests from the date of payment by the Commonwealth of an amount under clause 3.1 to the date of repayment by the Grantee,

                  6.6 If the Commonwealth does not give the Grantee a notice under clause 6.5 within 3 months of receiving the notice under clause 6.3, it will be taken to have accepted that the Grantee has complied with clause 6.1.

      7    OTHER FINANCIAL ASSISTANCE

                  7.1 The Grantee must give the Commonwealth details of any financial assistance for the Project it receives from another Commonwealth, State or Territory government source or agency after the date of this deed. The Commonwealth may reduce the size of the Grant after taking into account the other government financial assistance.

      8    ACQUITTAL OF GRANT

                  8.1 If at any time the amount paid to the Grantee under this deed exceeds the Grant (as initially determined or varied), or the Grant Percentage of the Eligible Expenditure incurred to date, the Commonwealth may by notice to the Grantee require the Grantee to repay the amount of the excess to the Commonwealth,

                  8.2 If the Grantee expends the Grant other than in accordance with this deed the Commonwealth may by notice require the Grantee to repay the Grant or so much of the Grant as the Commonwealth determines.

                  8.3 If the Commonwealth gives the Grantee a notice under clause 8.1 or 8.2, the Grantee must pay the Commonwealth the excess within 28 days of receipt of the notice,

      9      TERMINATION

                  9.1 Subject to clause 9.3 the Commonwealth may terminate this deed by notice to the Grantee if:

                        (a) the Grantee is in breach of this deed, that breach is capable of being remedied and the Grantee fails to remedy that breach within 21 days of receipt of a notice from the Commonwealth requiring it to do so (or within any longer period specified in the notice); or

                        (b)  the Grantee is otherwise in breach of this deed;
                             or

                        (c) tile Grantee is in breach of a warranty set out in this deed; or

                        (d) an Insolvency Event occurs in respect of the Grantee.

                  9.2   On termination of this deed:

                        (a) the Commonwealth's obligation to pay any amount of the Grant that is unpaid as at the date of termination ceases;

                        (b)   the Grantee must give the Commonwealth:

                             (i) a Financial Acquittal Report as at the date of termination; and

                             (ii)  a report on the Project and its progress,

                        in a form satisfactory to the Commonwealth,

                        (c) the Commonwealth may by notice to the Grantee require the Grantee to repay some or all of the Grant paid to the Grantee, together with interest at the Interest Rate; and

                        (d) interest payable under clause 9.2(c) is calculated on daily rests from the date of payment by the Commonwealth of an amount under clause 3.1 to the date of repayment by the Grantee.

      LIMITS ON LIABILITY

                  9.3 The Commonwealth may not take action under clause 9 for a breach of this deed due to a cause or causes beyond the Grantee's reasonable control which does not continue for more than 12 weeks in the aggregate.

      TERMINATION BY MUTUAL DEED

                  9.4 This deed may be terminated at any time by the mutual written deed of the parties.

      10 NOTICES

                  10.1 A notice, approval, consent or other communication in connection with this deed must be:

                        (a)  in writing; and

                        (b) left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee (or if the addressee notifies another address or facsimile number then to that address or facsimile number).

                        The address and facsimile number of each party is set out in item 2.6 of schedule 2.

                  10.2 A notice, approval, consent or other communication takes effect from the time it is received unless a later time is specified in it.

                  10.3  A letter or facsimile is taken to be received:

                         (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting, and

                         (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

      11 ASSIGNMENT AND PROTECTION OF INTELLECTUAL PROPERTY

                  11.1 The Grantee must not Deal With, assign, grant or create any Encumbrance over:

                        (a)  its rights under this deed; or

                        (b)  its Interest in any Project Intellectual Property,

                        other than in accordance with any special conditions set out in schedule 6, or the commercialisation strategy set out in schedule 7, without the prior written consent of the Commonwealth.

                  11.2 A change in Control of the Grantee is taken to be Dealing With the Grantee's rights under this deed.

                  11.3 If a change in Control of the Grantee occurs and the Commonwealth reasonably considers that the change in Control adversely affects or may adversely affect the objectives from time to time of the R&D Start Program, the Board may require the Grantee to repay the Grant to the Commonwealth together with interest at the Interest Rate. Interest payable under this clause 11.3 is calculated on daily rests from the date of payment by the Commonwealth of an amount under clause 3.1 to the date of repayment by the Grantee.

                  11.4 The Commonwealth may impose conditions in giving its consent under clause 11.1. A breach of those conditions is a breach of this deed.

                  11.5 Subject to this deed, the Grantee must take all reasonable steps to protect the Project Intellectual Property and must not do anything to diminish or destroy its commercial value without the prior written consent of the Commonwealth.

      12 GRANTEE'S AND OTHERS' FUNDING CONTRIBUTION TO THE PROJECT

                  12.1 The Grantee and the Contributors must spend money on the Project in accordance with item 4.1 of schedule 4.

                  12.2 The Grantee must notify the Commonwealth in the next Progress Report if the Grantee or any of the Contributors fails to comply with clause 12.1.

      13 START PREMIUM: REPAYABLE CONTRIBUTION

                  13.1 The Grantee must repay the Repayable Contribution together with interest at the Start Premium Interest Rate to the Commonwealth in accordance with schedule 8.

      14 ACKNOWLEDGMENT AND PUBLIC STATEMENTS

                  14.1 The Grantee must acknowledge the financial assistance received from the Commonwealth under the R&D Start Program in any public statements about the Project or any products, processes or inventions developed as a result of it,

                  14.2 The Commonwealth may publicise the awarding of the Grant.

                  14.3 The Commonwealth may include in press releases and general announcements about the Grant and in its annual report, the following information:

                        (a)  the name of the Grantee,

                        (b)  the amount of the Grant; and

                        (c)  the title and a brief description of the Project.

                  14.4 The provisions of this clause continue for a period of 5 years after payment of the last instalment of the Grant.

      15 WAIVER AND VARIATION

                  15.1 A provision of, or a right created under, this deed may not be:

                        (a) waived except in writing signed by the party granting the waiver; or

                        (b)  varied except in writing signed by the parties.

      16 DISPUTE RESOLUTION

                  16.1. A party who gives another party notice that a dispute has arisen under this deed must include in that notice the name of a representative with authority to negotiate the dispute on the first party's behalf

                  16.2 A party who receives a notice under clause 16.1 must promptly, and in any case within 14 days of receipt of the notice, notify the first party of a representative with authority to negotiate the dispute on the other party's behalf.

                  16.3 The representatives must seek to resolve the dispute as soon as possible.

                  16.4 If the dispute is not resolved within 30 days of the notice referred to in clause 16.2 (or within such further period as the parties agree), the representatives must seek to agree on a process for resolving the dispute through a means other than litigation or arbitration (such as further negotiations, mediation, conciliation, independent expert resolution or mini-trial).

                  16.5 If the representatives are not able to agree on such a process within a further 14 days (or within such further period as the representatives agree), if the process agreed upon fails to resolve the dispute, then either party may take such action as it sees fit with respect to the dispute without further reference to this clause.

                  16.6 This clause 16 does not prevent a party from taking legal action if it considers not to do so would prejudice its interests.

      17 GOVERNING LAW AND JURISDICTION

                  17.1 This deed and the transactions contemplated by this deed are governed by the law in force in the Australian Capital Territory.

                  17.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them for determining any dispute concerning this deed or the transactions contemplated by this deed. Each party waives any right it has to object to an action being brought in those courts, including claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

      18 TERM OF DEED

                  Obligations under this deed, unless otherwise stated, terminate ten years after the day this deed is made.

      19 EXERCISE OF DISCRETIONS

                  The Commonwealth must act fairly, reasonably and in good faith in exercising its discretions, making decisions and generally in all dealings with the Grantee under this Deed.

      20 GOODS AND SERVICES TAX

                  20.1 Any amount referred to in this deed is exclusive of GST unless it is expressly included.

                  20.2 Subject to subclause 20.3, if GST is imposed on a supply (or deemed supply) of any goods, property, service or any other thing made under or in connection with this deed, then the consideration for that supply (or deemed supply) is increased by an amount equal to the amount which would otherwise have been payable multiplied by the rate at which GST is imposed in respect of that supply (or deemed supply), having regard to input tax credits and adjustments, if any, applicable to creditable acquisitions made by the Grantee in relation to that supply (or deemed supply). The increased amount will be payable in the same manner and at the same times as the amount which would otherwise have been payable.

                  20.3 Tile party making the supply (or deemed supply) must provide to the recipient of that supply (or deemed supply) from time to time over the course of the Project GST tax invoices and, if applicable, adjustments notes as required by the A New, Tax System (Goods and Services) Tax Act 1999 (Cth).

                  20.4 If, due to the acquisition by the Grantee of an input tax credit, or the issue to the Grantee of an adjustment note, in respect of a creditable acquisition made by the Grantee in relation to a supply (or deemed supply) or for any other reason, the additional amount of GST paid by the Commonwealth to the Grantee exceeds the amount of GST payable in respect of the relevant supply (or deemed supply), the Grantee must repay the excess amount to the Commonwealth and an off-setting adjustment will be made at the time the next instalment of the Grant is paid.

Chip Application Technologies Ltd                              Costcheck Summary


                               START GRANT - SUMMARY OF COST ESTIMATES
                               COMPANY:                         Chip Application Technologies Limited

                               PROJECT TITLE:                   Internet Capable Multi Application Smartcard System

                               PROJECT DURATION:                23.7, 1999 - 31.12.2000
-------------------------------------------------------------------------------------------------------------
                                             ASSESSED ESTIMATE OF EXPENDITURE
                                             ----------------------------------------------------------------
              ITEM             Claimed       DISTRIBUTION BY FINANCIAL YEAR ENDING 30TH JUNE
                               Estimate of   ----------------------------------------------------------------
                               Expenditure             1999-00           2000-01     NOTE        TOTAL
                               ----------             ----------         --------    ----        -----
   Salary Expenditure              [*]                   [*]               [*]        (1)         [*]

   Contract Expenditure            [*]                   [*]               [*]                    [*]

   Net Plant Expenditure           [*]                   [*]               [*]        (2)         [*]

   Net Prototype Expenditure       [*]                   [*]               [*]        (3)         [*]

   Other Expenditure               [*]                   [*]               [*]        (4)         [*]
   Total Project Expenditure       [*]                   [*]               [*]                    [*]
   Grant authorised @ 50%          [*]                   [*]               [*]                    [*]


Reasons for adjustments to claimed estimates of expenditure

Note (1)-(4) - Please see attached cost check details



                                                                        Page 1


An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Chip Application Technologies Ltd                             Costcheck Detail

                        START GRANT - COST CHECK

     Company:          Chip Application Technologies Limited
     Project:          Internet Capable Multi Application Smartcard System
     Project Duration: 23.7.1999 - 31.12.2000
Note (1) - R&D Salary Expenditure

                                                 Time on proj. Time on proj.
                                         rate      99-00 [%]   00-01 [%]
                                       [$/hour]  starts 7.99  ends 30.12.00     1999-00        2000-01         Total
                                       --------  -----------  -------------   ----------      --------      ----------
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]
                 [*]                      [*]        [*]         [*]              [*]            [*]            [*]

                                                                 [*]              [*]            [*]            [*]

                 Salary on costs at                  [*]                          [*]            [*]            [*]
                 Admin Support Costs at              [*]                          [*]            [*]            [*]
                 Total Salary Expenditure                                         [*]            [*]            [*]
                 Rounded                                                          [*]            [*]            [*]

(i) - Salary Expenditure is payable only on reconcilable salary records. Individual employee time sheets, detailing task numbers, milestone numbers, time spent and supervisor authorisations must be kept by Chip Application Technologies. All source documents including pay records, time sheets, master task lists, evidence of payments and group certificates should be made available at the request of the Board's Assessors on cost review visits.
      Salary expenditure will be paid on actual time worked on the project only, as all holiday, sick leaves are allowed through the on cost and admin support costs

      Increased in salary expenditure due to firming up of estimates

An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Chip Applicaon Technologies Ltd                                 Costcheck Detail

Note (2) - R&D Contract Expenditure

                                                                 1999-00     2000-01     Total
                                                                 ------      -------     ------
  [*]                                                              [*]         [*]        [*]
                                                                                          [*]
                                                                  ------      -----     ------
Total Contract Expenditure                                         [*]         [*]        [*]
        Rounded                                                    [*]         [*]        [*]
                                                                  ======      =====     ======

Note (2) - R&D Plant Expenditure

                                                                 1999-00     2000-01     Total
                                                                 ------      -------     ------
                            Date
Hardware                    purchased    cost    depn p.a.
 [*]                         [*]         [*]        [*]            [*]         [*]        [*]
 [*]                         [*]         [*]        [*]            [*]         [*]        [*]
 [*]                         [*]         [*]        [*]            [*]         [*]        [*]

 [*]
 [*]                         [*]         [*]        [*]            [*]                    [*]
 [*]                         [*]         [*]        [*]            [*]                    [*]

 [*]
 [*]                                                               [*]         [*]        [*]
 [*]                                                               [*]         [*]        [*]

Total Plant Expenditure                                            [*]         [*]        [*]
                                                                   ------     -----      ------
Rounded                                                            [*]         [*]        [*]
                                                                   ======     =====      ======


Reduction in expenditure due to firming up of estimates

Note (3) - Prototype Expenditure

                                                                 1999-00       2000-01   Total
                                                                 ------        -------   ------
 [*]

                           [*]         [*]         [*]
 [*]                       [*]         [*]         [*]             [*]           [*]       [*]
 [*]                       [*]         [*]         [*]             [*]           [*]       [*]
 [*]                                                               [*]           [*]       [*]

Total Prototype Expenditure                                        [*]           [*]       [*]
                                                                  -----       -----       -----
Rounded                                                            [*]           [*]       [*]
                                                                  =====         =====     =====


Reduction in expenditure due to firming up of estimates

Note (4) - Other Expenditure

                                                                   1999-00   2000-01     Total
                                                                   -------   -------     ------
 [*]                 [*]                                             [*]        [*]        [*]
 [*]                 [*]                                             [*]        [*]        [*]
 [*]                 [*]                                             [*]        [*]        [*]
 [*]                 [*]                                             [*]        [*]        [*]
 [*]                                                                 [*]        [*]        [*]
                                                                   ------    ------      ------
Total other Expenditure                                        (ii)  [*]        [*]        [*]
Rounded                                                              [*]        [*]        [*]
                                                                   ======    ======      ======

(ii) - Chip Application Technologies Ltd is required to keep all source documents including air ticket vouchers, itineraries, diaries, invoices, receipts and correspondence regarding the purpose of travel. These documents should be made available and accessible to the Board's Assessors.

Reduction in expenditure due to reduction in audit certificate fees, travel expenses and beta site testing as well as patent searches being disallowed.

An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Chip Application Technologies Ltd                              Costcheck Detail

SUMMARY OF EXPENDITURES:

                                                        1999-00      2000-01      Total
                                                       ---------     -------     --------
Salary Expenditure                                        [*]          [*]          [*]
Contact Expenditure                                       [*]          [*]          [*]
Plant Expenditure                                         [*]          [*]          [*]
Prototype Expenditure                                     [*]          [*]          [*]
Other Expenditure                                         [*]          [*]          [*]
                                                       ---------     -------     ---------
                                                          [*]          [*]          [*]
                                                       =========     =======     =========
                                                          [*]          [*]          [*]

An * indicates that information has been redacted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.